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                                                                    EXHIBIT 32.1


                            SECTION 906 CERTIFICATION



I, Mark F. Travis, the Chief Executive Officer of Intrepid Capital Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Quarterly Report on Form 10-QSB/A Amendment No. 1 of the Company for the quarter ended June 30, 2002 (the "Periodic Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 27, 2003
                              By:              /s/ Mark F. Travis
                                 -----------------------------------------------
                                 Mark F. Travis, Chief Executive Officer


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